Pacific Select Fund NSAR 12-31-12
Exhibit 77O

              PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED SEPTEMBER 30, 2012

                 ITEM                               SECURITIES PURCHASED
----------------------------------------  -----------------------------------------
(1)   Name of Issuer                             American Campus Communities
                                                          Secondary

(2)   Description of Security (name,                 ACC; Cusip 02483510
      coupon, maturity, subordination,
      common stock, etc.)

(3)   Date of Purchase                                    7/11/2012

(4)   Date of Offering                                    7/11/2012

(5)   Unit Price                                           $44.25

(6)   Principal Amount of Total                        $663,750,000.00
      Offering

(7)   Underwriting Spread:

      Dollars ($)                                           $1.77

      Percent (%)                                           4.00%

(8)   Names of Syndicate Members             BofA Merrill Lynch /KeyBanc Capital
      FOR THE PURCHASED 10F-3 ONLY:        Markets/Deutsche Bank Securities/ J.P.
      Insert all Syndicate Members (not    Morgan/ Wells Fargo Securities/ Baird/
      just those listed on cover of            PNC Capital Markets LLC/ Piper
      offering document).                  Jaffray/Sandler O'Neill+Partners, L.P./
                                                   Capital One Southcoast

(9)   Dollar Amount of Purchase by the                  $1,690,350.00
      Portfolio

(10)  % of Offering Purchased by                           0.2547%
      Portfolio

(11)  % of Offering Purchased by                            2.00%
      Associated Accounts

(12)  % of Portfolio Assets Applied to                     0.1125%
      Purchase

(13)  Name(s) of Syndicate Members(s)           Bank of America Merrill Lynch
      from whom Purchased

(14)  Name of Affiliated Underwriter             J.P. Morgan Securities Inc.


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/29/12                                            Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

              PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED SEPTEMBER 30, 2012

                   ITEM                                   SECURITIES PURCHASED
---------------------------------------------  --------------------------------------
(1)   Name of Issuer                              Taubman Centers, Inc. Secondary

(2)   Description of Security (name,                    TCO; Cusip 87666410
      coupon, maturity, subordination,
      common stock, etc.)

(3)   Date of Purchase                                        8/1/2012

(4)   Date of Offering                                        8/1/2012

(5)   Unit Price                                               $76.00

(6)   Principal Amount of Total Offering                  $190,000,000.00

(7)   Underwriting Spread:

      Dollars ($)                                              $3.23

      Percent (%)                                              4.25%

(8)   Names of Syndicate Members FOR THE         Goldman, Sachs & Co., J.P. Morgan,
      PURCHASED 10F-3 ONLY: Insert all          Morgan Stanley, Credit Agricole CIB,
      Syndicate Members (not just those          The Huntington Investment Company,
      listed on cover of offering document).      Mitsubishi UFJ Securities, Piper
                                                            Jaffray, RBS

(9)   Dollar Amount of Purchase by the                     $1,003,200.00
      Portfolio

(10)  % of Offering Purchased by Portfolio                    0.5280%

(11)  % of Offering Purchased by                               4.32%
      Associated Accounts

(12)  % of Portfolio Assets Applied to                        0.0643%
      Purchase

(13)  Name(s) of Syndicate Members(s)                   Goldman Sachs & Co.
      from whom Purchased

(14)  Name of Affiliated Underwriter                J.P. Morgan Securities Inc.


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/29/12                                            Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

              PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED SEPTEMBER 30, 2012

               ITEM                          SECURITIES PURCHASED
----------------------------------  ---------------------------------------
(1)   Name of Issuer                     American International Group,
                                                Inc. Secondary

(2)   Description of Security                AIG; Cusip 026874784
      (name, coupon, maturity,
      subordination, common
      stock, etc.)

(3)   Date of Purchase                             8/3/2012

(4)   Date of Offering                             8/3/2012

(5)   Unit Price                                    $30.50

(6)   Principal Amount of Total                $4,999,999,993.00
      Offering

(7)   Underwriting Spread:

      Dollars ($)                                    $0.11

      Percent (%)                                    0.38%

(8)   Names of Syndicate                 Bofa Merrill Lynch, Barclays,
      Members FOR THE                 Citigroup, Credit Suisse, Deutsche
      PURCHASED 10F-3 ONLY:            Bank Securities, Goldman Sachs &
      Insert all Syndicate           Co., J.P. Morgan, Macquarie Capital,
      Members (not just those           Morgan Stanley, UBS Investment
      listed on cover of offering        Bank, Wells Fargo Securities,
      document).                           Blaylock Robert Van, LLC.
                                       Castleoak Securities L.P., Drexel
                                        Hamilton, Lebenthal & Co. LLC.,
                                        Loop Capital Markets, Mischler
                                     Financial Group Inc., Siebert Capital
                                         Markets, Ramirez & Co. Inc.,
                                        Toussaint Capital, The Williams
                                              Capital Group L.P.

(9)   Dollar Amount of                            $550,830.00
      Purchase by the Portfolio

(10)  % of Offering Purchased                       0.0110%
      by Portfolio

(11)  % of Offering Purchased                       0.0015
      by Associated Accounts

(12)  % of Portfolio Assets                         0.0348%
      Applied to Purchase

(13)  Name(s) of Syndicate                 Deutsche Bank Securities
      Members(s) from whom
      Purchased

(14)  Name of Affiliated                  J.P. Morgan Securities Inc.
      Underwriter


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/29/12                                            Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

              PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED SEPTEMBER 30, 2012

              ITEM                      SECURITIES PURCHASED
----------------------------------  ------------------------------
(1)   Name of Issuer                  DCT Industrial Secondary

(2)   Description of Security           DCT; Cusip 23315310
      (name, coupon, maturity,
      subordination, common
      stock, etc.)

(3)   Date of Purchase                        9/5/2012

(4)   Date of Offering                        9/5/2012

(5)   Unit Price                               $6.20

(6)   Principal Amount of Total           $102,300,000.00
      Offering

(7)   Underwriting Spread:

      Dollars ($)                              $0.26

      Percent (%)                              4.25%

(8)   Names of Syndicate               BofA Merrill Lynch/ JP
      Members FOR THE                   Morgan/ Wells Fargo
      PURCHASED 10F-3 ONLY:          Securities/ Citigroup/ PNC
      Insert all Syndicate           Capital Markets LLC/ Piper
      Members (not just those                 Jaffray
      listed on cover of offering
      document).

(9)   Dollar Amount of Purchase             $533,820.00
      by the Portfolio

(10)  % of Offering Purchased by              0.5218%
      Portfolio

(11)  % of Offering Purchased by               2.00%
      Associated Accounts

(12)  % of Portfolio Assets                   0.0337%
      Applied to Purchase

(13)  Name(s) of Syndicate            Bank of America Merrill Lynch
      Members(s) from whom
      Purchased

(14)  Name of Affiliated               J.P. Morgan Securities Inc.
      Underwriter


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/29/12                                            Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

              PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED SEPTEMBER 30, 2012

              ITEM                               SECURITIES PURCHASED
----------------------------------  -----------------------------------------------
(1)   Name of Issuer                      American International Group, Inc.
                                                       Secondary

(2)   Description of Security                    AIG; Cusip 026874784
      (name, coupon, maturity,
      subordination, common
      stock, etc.)

(3)   Date of Purchase                                 9/11/2012

(4)   Date of Offering                                 9/11/2012

(5)   Unit Price                                        $32.50

(6)   Principal Amount of Total                   $17,999,999,973.00
      Offering

(7)   Underwriting Spread:

      Dollars ($)                                        $0.12

      Percent (%)                                        0.37%

(8)   Names of Syndicate                 Citigroup/ Deutsche Bank Securities/
      Members FOR THE                    Goldman, Sachs & Co./ JP Morgan/ BofA
      PURCHASED 10F-3 ONLY:            Merrill Lynch/ Barclays/ Morgan Stanley/
      Insert all Syndicate             RBC Capital Markets/ UBS Investment Bank/
      Members (not just those         Wells Fargo Securities/ Credit Suisse/ BNP
      listed on cover of offering        Paribus/ RBS/ Santander/ HSBC/ Piper
      document).                        Jaffray/ Ramirez & Co., Inc./ Standard
                                          Chartered/ The Williams Group, LP/
                                      CastleOak Securities, LP/ Drexel Hamilton/
                                        ING/ Lebenthal & Co., LLC/ Loop Capital
                                          Markets/ Macquarie Capital/ Mizuho
                                       Securities/ Natixis/ Nomura/ PNC Capital
                                        Markets LLC/ Raymond James/ Scotiabank/
                                        SMBC Nikko/ Societe Generale/ UniCredit
                                     Capital Markets/ Atlantic Equities/ Blaylock
                                          Robert Van, LLC/ BNY Mellon Capital
                                          Markets, LLC/ CL King & Associates/
                                      Dowling & Partners Securities, LLC/ Keefe,
                                     Bruyette & Woods, Inc./ MFR Securities, Inc./
                                      Mischler Financial Group, Inc./ Sanford C.
                                      Bernstein/ Siebert Capital Markets/ Sterne
                                        Agee/ Stifel Nicolaus Weisel/ Toussaint
                                                 Capital Partners, LLC

(9)   Dollar Amount of Purchase                      $2,343,575.00
      by the Portfolio

(10)  % of Offering Purchased                           0.0130%
      by Portfolio

(11)  % of Offering Purchased                            0.25%
      by Associated Accounts

(12)  % of Portfolio Assets                             0.1446%
      Applied to Purchase

(13)  Name(s) of Syndicate                     Deutsche Bank Securities
      Members(s) from whom
      Purchased

(14)  Name of Affiliated                      J.P. Morgan Securities Inc.
      Underwriter


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/29/12                                            Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

              PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED SEPTEMBER 30, 2012

                ITEM                           SECURITIES PURCHASED
-------------------------------  ------------------------------------------------
(1)   Name of Issuer                     Health Care REIT, Inc. Secondary

(2)   Description of Security                  HCN; Cusip 42217K10
      (name, coupon, maturity,
      subordination, common
      stock, etc.)

(3)   Date of Purchase                              9/19/2012

(4)   Date of Offering                              9/19/2012

(5)   Unit Price                                      56.00

(6)   Principal Amount of                        1,456,000,000.00
      Total Offering

(7)   Underwriting Spread:

      Dollars ($)                                      2.24

      Percent (%)                                      4.00%

(8)   Names of Syndicate          BofA Merrill Lynch/ JP Morgan/ Morgan Stanley/
      Members FOR THE               Deutsche Bank Securities/ KeyBanc Capital
      PURCHASED 10F-3 ONLY:       Markets/ Wells Fargo Securities/ Citigroup/RBC
      Insert all Syndicate         Capital Markets/ Stifel Nicolaus Weisel/ UBS
      Members (not just those    Investment Bank/ Barclays/ Credit Agricole CIB/
      listed on cover of             PNC Capital Markets LLC/ Raymond James/
      offering document).            BB&T Capital Markets/ BNY Mellon Capital
                                      Markets, LLC/ Comerica Securities/ The
                                        Huntington Investment Company/ RBS

(9)   Dollar Amount of                             3,007,200.00
      Purchase by the
      Portfolio

(10)  % of Offering Purchased                         0.0021
      by Portfolio

(11)  % of Offering Purchased                          1.13
      by Associated Accounts

(12)  % of Portfolio Assets                           0.0018
      Applied to Purchase

(13)  Name(s) of Syndicate                Bank of America Merrill Lynch
      Members(s) from whom
      Purchased

(14)  Name of Affiliated                   J.P. Morgan Securities Inc.
      Underwriter


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/29/12                                            Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

                PACIFIC SELECT FUND - LARGE CAP GROWTH PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED SEPTEMBER 30, 2012

                 ITEM                                SECURITIES PURCHASED
-----------------------------------------  ------------------------------------------
(1)   Name of Issuer                                      Splunk Inc.

(2)   Description of Security (name,                      Common Stock
      coupon, maturity, subordination,
      common stock, etc.)

(3)   Date of Purchase                                     7/19/2012

(4)   Date of Offering                                     7/19/2012

(5)   Unit Price                                             $28.25

(6)   Principal Amount of Total Offering                $331,769,808.00

(7)   Underwriting Spread:

      Dollars ($)                                            $0.99

      Percent (%)                                            3.50%

(8)   Names of Syndicate Members FOR        Credit Suisse, J.P, Morgan, BofA Merrill
      THE PURCHASED 10F-3 ONLY: Insert      Lynch, Pacific Crest Securities, Morgan
      all Syndicate Members (not just          Stanley & Co, UBS Investment Bank
      those listed on cover of offering              and Cowen and Company
      document).

(9)   Dollar Amount of Purchase by the                     $2,076,375
      Portfolio

(10)  % of Offering Purchased by                            0.6258%
      Portfolio

(11)  % of Offering Purchased by                             4.77%
      Associated Accounts

(12)  % of Portfolio Assets Applied to                      0.1772%
      Purchase

(13)  Name(s) of Syndicate Members(s)                 Morgan Stanley & Co.
      from whom Purchased

(14)  Name of Affiliated Underwriter                  UBS Investment Bank



                                    PACIFIC SELECT FUND - LARGE-CAP GROWTH PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/17/12                                            Signed: /s/ SAVERIO CONSOLE
      -------                                                     ------------------------
                                                          Name:  Saverio Console
                                                          Title: Executive Director

              PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED DECEMBER 31, 2012

                  ITEM                            SECURITIES PURCHASED
----------------------------------------  -------------------------------------
(1)   Name of Issuer                          American Campus Communities,
                                                     Inc. Secondary

(2)   Description of Security (name,               ACC; Cusip 2483510
      coupon, maturity, subordination,
      common stock, etc.)

(3)   Date of Purchase                                 10/26/2012

(4)   Date of Offering                                 10/25/2012

(5)   Unit Price                                         $43.75

(6)   Principal Amount of Total                      $481,250,000.00
      Offering

(7)   Underwriting Spread:

      Dollars ($)                                         $1.75

      Percent (%)                                         4.00%

(8)   Names of Syndicate Members FOR           BofA Merrill Lynch/ KeyBanc
      THE PURCHASED 10F-3 ONLY:Insert        Capital Markets/ Deutsche Bank
      all Syndicate Members (not just      Securities/ JP Morgan/ Wells Fargo
      those listed on cover of offering      Securities/ PNC Capital Markets
      document).                           LLC/ Baird/ Piper Jaffray/ Sandler
                                           O'Neill + Partners, LP, Capital One
                                                       Southcoast

(9)   Dollar Amount of Purchase by the                $1,050,000.00
      Portfolio

(10)  % of Offering Purchased by                         0.2182%
      Portfolio

(11)  % of Offering Purchased by                         1.8500%
      Associated Accounts

(12)  % of Portfolio Assets Applied to                   0.0752%
      Purchase

(13)  Name(s) of Syndicate Members(s)               BofA Merrill Lynch
      from whom Purchased

(14)  Name of Affiliated Underwriter          J.P. Morgan Securities, Inc.


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/25/13                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

              PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED DECEMBER 31, 2012

                   ITEM                               SECURITIES PURCHASED
---------------------------------------------  -----------------------------------
(1)   Name of Issuer                              Equity Residential Secondary

(2)   Description of Security (name,                   EQR; Cusip 29476L10
      coupon, maturity, subordination,
      common stock, etc.)

(3)   Date of Purchase                                     11/28/2012

(4)   Date of Offering                                     11/28/2012

(5)   Unit Price                                             $54.75

(6)   Principal Amount of Total Offering                $1,040,250,000.00

(7)   Underwriting Spread:

      Dollars ($)                                             $1.64

      Percent (%)                                             3.00%

(8)   Names of Syndicate Members FOR THE           Morgan Stanley/ BofA Merrill
      PURCHASED 10F-3 ONLY:Insert all           Lynch/ Deutsche Bank Securities/
      Syndicate Members (not just those         Wells Fargo Securities/ Barclays/
      listed on cover of offering document).       Citigroup/ J.P. Morgan/ RBC
                                                 Capital Markets/ Mitsubishi UFJ
                                                 Securities/ Piper Jaffray/ PNC
                                                  Capital Markets LLC/ SunTrust
                                                        Robinson Humphrey

(9)   Dollar Amount of Purchase by the                     $934,090.00
      Portfolio

(10)  % of Offering Purchased by Portfolio                   0.0898%

(11)  % of Offering Purchased by                             1.8500%
      Associated Accounts

(12)  % of Portfolio Assets Applied to                       0.0666%
      Purchase

(13)  Name(s) of Syndicate Members(s)                  BofA Merrill Lynch
      from whom Purchased

(14)  Name of Affiliated Underwriter              J.P. Morgan Securities, Inc.


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/25/13                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

              PACIFIC SELECT FUND - LONG/SHORT LARGE CAP PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED DECEMBER 31, 2012

                   ITEM                                 SECURITIES PURCHASED
---------------------------------------------  ---------------------------------------
(1)   Name of Issuer                            AvalonBay Communities, Inc. Secondary

(2)   Description of Security                            AVB; Cusip 05348410
      (name, coupon, maturity,
      subordination, common
      stock, etc.)

(3)   Date of Purchase                                       11/29/2012

(4)   Date of Offering                                       11/28/2012

(5)   Unit Price                                               $130.00

(6)   Principal Amount of Total Offering                  $1,885,000,000.00

(7)   Underwriting Spread:

      Dollars ($)                                               $3.90

      Percent (%)                                               3.00%

(8)   Names of Syndicate Members                     Goldman, Sachs & Co./ BofA
      FOR THE PURCHASED 10F-3 ONLY:                   Merrill Lynch/ Barclays/
      Insert all Syndicate Members (not just       Deutsche Bank Securities/ J.P.
      those listed on cover of offering             Morgan/ UBS Investment Bank/
      document).                                     Wells Fargo Securities/ BNY
                                                    Mellon Capital Markets, LLC/
                                                      PNC Capital Markets LLC/
                                                     SunTrust Robinson Humphrey

(9)   Dollar Amount of Purchase by the                      $2,535,000.00
      Portfolio

(10)  % of Offering Purchased by Portfolio                     0.1345%

(11)  % of Offering Purchased by                               1.8500%
      Associated Accounts

(12)  % of Portfolio Assets Applied to                         0.1799%
      Purchase

(13)  Name(s) of Syndicate Members(s)                    Goldman Sachs & Co
      from whom Purchased

(14)  Name of Affiliated Underwriter                J.P. Morgan Securities, Inc.


                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/25/13                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

                PACIFIC SELECT FUND - LARGE CAP GROWTH PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED DECEMBER 31, 2012

                    ITEM                             SECURITIES PURCHASED
---------------------------------------------  --------------------------------
(1)   Name of Issuer                                   ServiceNow Inc.

(2)   Description of Security (name,             Common stock, 81762P102, NOW
      coupon, maturity, subordination,
      common stock, etc.)

(3)   Date of Purchase                                    11/14/2012

(4)   Date of Offering                                    11/14/2012

(5)   Unit Price                                            $28.00

(6)   Principal Amount of Total Offering               $392,000,000.00

(7)   Underwriting Spread:

      Dollars ($)                                           $1.12

      Percent (%)                                           4.00%

(8)   Names of Syndicate Members                  Morgan Stanley & Co. LLC,
      FOR THE PURCHASED 10F-3 ONLY:             Citigroup Global Markets Inc.,
      Insert all Syndicate Members (not just    Deutsche Bank Securities Inc.,
      those listed on cover of offering         Barclays Capital Inc., Credit
      document).                                 Suisse Securities (USA) LLC,
                                                 UBS Securities LLC, Pacific
                                                 Crest Securities LLC, Wells
                                                    Fargo Securities LLC,

(9)   Dollar Amount of Purchase by the                  $1,862,000.00
      Portfolio

(10)  % of Offering Purchased by Portfolio                 0.4130%

(11)  % of Offering Purchased by Associated                3.1056%
      Accounts

(12)  % of Portfolio Assets Applied to                     0.1563%
      Purchase

(13)  Name(s) of Syndicate Members(s) from           Morgan Stanley & Co.
      whom Purchased

(14)  Name of Affiliated Underwriter                 UBS Investment Bank


                                    PACIFIC SELECT FUND - LARGE-CAP GROWTH PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/23/13                                             Signed: /s/ SAVERIO CONSOLE
      -------                                                     ------------------------
                                                          Name:  Saverio Console
                                                          Title: Executive Director

                 PACIFIC SELECT FUND - MID-CAP GROWTH PORTFOLIO
                         REPORT PURSUANT TO RULE 10F-3
                        QUARTER ENDED DECEMBER 31, 2012

                    ITEM                             SECURITIES PURCHASED
---------------------------------------------  --------------------------------
(1)   Name of Issuer                                    WorkDay, Inc.

(2)   Description of Security (name, coupon,    Common Stock,CUSIP = 98138H101
      maturity, subordination,
      common stock, etc.)

(3)   Date of Purchase                                    10/12/2012

(4)   Date of Offering                                    10/11/2012

(5)   Unit Price                                            $28.00

(6)   Principal Amount of Total Offering               $637,000,000.00

(7)   Underwriting Spread:

      Dollars ($)                                           $1.68

      Percent (%)                                           6.00%

(8)   Names of Syndicate Members                  Morgan Stanley & Co. LLC,
      FOR THE PURCHASED 10F-3 ONLY:                 Goldman, Sachs & Co.,
      Insert all Syndicate Members (not just         Allen & Company LLC,
      those listed on cover of offering          J.P. Morgan Securities LLC,
      document).                                   Cowen and Company, LLC,
                                                     JMP Secutrities LLC,
                                                Pacific Crest Securities LLC,
                                                 Wells Fargo Securities, LLC,
                                                      Canaccord Genuity

(9)   Dollar Amount of Purchase by                      $2,373,420.00
      the Portfolio

(10)  % of Offering Purchased by                           0.3726%
      Portfolio

(11)  % of Offering Purchased by                           8.4186%
      Associated Accounts

(12)  % of Portfolio Assets Applied to                     0.3400%
      Purchase

(13)  Name(s) of Syndicate Members(s)                Goldman, Sachs & Co.
      from whom Purchased

(14)  Name of Affiliated Underwriter               Morgan Stanley & Co. LLC





                                    PACIFIC SELECT FUND - MID-CAP GROWTH PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2012

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 1/8/13                                              Signed: /s/ ARMISTEAD NASH
      -------                                                     ------------------------
                                                          Name:  Armistead Nash
                                                          Title: Executive Director